Pension Plans	12 Months Ended
Dec. 31, 2014
Pension Plans [Abstract]
Pension Plans

19. Pension plans

We operate defined benefit plans and a defined contribution pension plan for our employees. These plans do not have a material impact on our Consolidated Balance Sheets and Consolidated Income Statements.

Defined benefit plans:

We provide an insured defined benefit pension plan covering our Dutch employees ("Dutch Plan") based on years of service and career average pay. The Dutch plan is funded through a guaranteed insurance contract, and we determine the funded status of this plan with the assistance of an actuary. In the year ended December 31, 2014, we recognized a $1.6 million, net of tax, actuarial gain in Accumulated Other Comprehensive Income. Based on ASC 715, this was calculated assuming a discount rate of 2.4% (2013: 4.0%), and various assumptions regarding the future funding and pay out. At December 31, 2014, we recorded a liability in Accrued expenses and other liabilities of $2.9 million which covers our projected benefit obligation exceeding the plan assets.

We provide a defined benefit pension plan covering some of our Irish employees ("Irish Plan") based on years of service and final pensionable pay. The Irish plan is funded through contributions by the Company and invested in trustee administered funds, which was closed to new participants, as of June 30, 2009,  but will continue to accrue benefits for existing participants. We determine the funded status of this plan with the assistance of an actuary. In the year ended December 31, 2014 we recognized a $3.1 million, net of tax, actuarial loss in Accumulated Other Comprehensive Income. Based on ASC 715, this was calculated assuming a discount rate of 2.4% (2013: 3.9%), and various assumptions regarding the future funding and pay out. At December 31, 2014, we recorded a liability in Accrued expenses and other liabilities of $7.0  million which covers our projected benefit obligation exceeding the plan assets.

Defined contribution plan:

We provide a defined contribution pension plan for the Irish employees that are not covered by the defined benefit plan. In the year ended December 31, 2014 we contributed $0.3 million (2013: $0.2 million). No amounts were outstanding in respect of pension contributions at December 31, 2014.

ILFC Transaction:

Prior to the ILFC Transaction, ILFC set up its own voluntary savings plan (“ILFC 401(k) plan”). As part of the ILFC Transaction, ILFC employees who complete one year of service subsequent to the Closing Date will receive an additional contribution to their ILFC 401(k) plan. In addition, prior to the ILFC Transaction, AIG sponsored a non-qualified unfunded defined benefit plan (“AIG Non-qualified Retirement Plan”) for certain employees, including key executives, designed to supplement pension benefits provided by the ILFC 401(k) plan. In June 2014, we paid AIG $19.8 million for the liability associated with plan participants who were fully vested in the AIG Non-qualified Retirement Plan as of May 13, 2014. As a result of this payment, these plan participants’ benefit obligation will be managed directly by AIG. The obligation for the participants with unvested balances in the AIG Non-qualified Retirement Plan was transferred to an AerCap non-qualified savings scheme.